EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF APPLIED BIOSCIENCES CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Applied Biosciences Corp. for the period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Chris Bridges, President of Applied Biosciences Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applied Biosciences Corp.

Date: August 14, 2018	By:	/s/ Chris Bridges
Chris Bridges
President
(principal executive officer)